As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

811-21625
Investment Company Act file number

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

3652 South Third Street, Suite 200
Jacksonville Beach FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
3652 South Third Street, Suite 200
Jacksonville Beach FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30

Date of reporting period: 09/30/06

Item 1. Report to Stockholders.

Intrepid Capital Fund
Intrepid Small Cap Fund
Annual Report
September 30, 2006

Intrepid Capital Fund
October 26, 2006

Mark F. Travis, President/C.E.O.

Dear Fellow Shareholders,

The Intrepid Capital Fund completed our fiscal year ending September 30, 2006 with a positive return of 7.34%. This number was less than the S&P 500 index total return of 10.79% and the Russell 2000 (a small capitalization stock benchmark) total return of 9.98%. For the fiscal year, the Fund underperformed these equity benchmarks mainly due to our investments in fixed income securities and cash. The Intrepid Capital Fund is a balanced portfolio of a variety of equity market capitalizations and well researched high yield bonds. The S&P 500 and Russell 2000 are both stock indices, therefore, they are not ideal benchmarks for the Fund. Regardless of the benchmark, our hope is to earn attractive total returns with less risk (less portfolio fluctuations) than equity indices. The Fund was allocated 66% in stock, 23% in bonds, with the remainder in cash equivalents on September 30, 2006.

The Federal Reserve breathed life into the equity markets in early August when it decided to “pause” its tightening of the monetary spigot. We have enclosed a price chart of the Fund’s N.A.V. over the last six months (since our last correspondence) which has worked its way higher since then with the general equity market. I have noticed with interest, however, that most Federal Reserve governors in public speeches have expressed a bigger concern with inflation than slowing growth. On almost every occasion the equity markets have rallied with the expectations that a rate cut was imminent. I differ in that I don’t think a rate cut will happen in the near future.

Source: Bloomberg Chart Intrepid Capital Fund April 1, 2006 to September 30, 2006

Intrepid Capital Fund

We have had very little activity in the portfolio as we like what we currently own and think our equities are priced at a discount to their private market values. Year to date, the realizations we’ve taken have been at more favorable long-term capital gains tax rates. Only 1% of our realizations have been short-term gains. Over the course of the third quarter, we reduced our holdings in Merck as it approached our business appraisal. Furthermore, we liquidated our holding of SEI Investments, which I realize may not be a familiar name to you, but it is in an industry with which we are very familiar - the investment management business. The shares reached what we believed to be fair value and we sold the entire position.

I was asked recently by a prospective customer why our 2006 year to date investment returns were so good. I believe the answer is worth repeating here. First, the types of business we typically invest in appear mundane. Tire recapping, shampoo, beer and kitty litter are often omitted when people think of potentially exciting investment opportunities. Secondarily, these businesses are often generators of generous amounts of cash flow that, after normalized capital expenditures, can be used for share buybacks, dividend increases, debt reduction and business expansion. Lastly, there is often a founder or family members with a 10-30% stake in the business. We have also been careful in trying to determine what each business is worth. In other words, at what price would a transaction occur between a knowledgeable buyer and seller?

	Top Ten Holdings as of September 30, 2006

1.	Grolsch Beer	4.0%
2.	The Limited	3.8%
3.	Mylan Labs	3.5%
4.	Walt Disney	3.5%
5.	Berkshire Hathaway Class B	3.1%
6.	Oil Dri Corp	3.1%
7.	Bandag Class A	2.9%
8.	Horace Mann	2.9%
9.	Alberto Culver	2.8%
10.	Anheuser Busch	2.8%
		32.4%

Intrepid Capital Fund

These companies are often overlooked as investors seek out the “next big thing.” Our experience over more than a decade leads us to believe that these companies, while unexciting from the outside, can often generate attractive risk adjusted returns for shareholders.

As a reminder, we have added an affiliated money market fund as an option for our shareholders. Considering current short-term interest rates have risen to reasonable levels, this may be something you want to consider. Please check our website www.IntrepidCapitalFunds.com for more information. This site will also give you the ability to check your holdings.

Thank you for entrusting us with your hard earned money. If there is anything we can do to serve you better, please give us a call at 1-866-996-FUND.

Best regards,

Mark F. Travis
President/C.E.O.

Past performance is no guarantee of future results.

Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

The Fund is subject to special risks including volatility due to investments in small- and mid-cap stocks, high yield securities and is considered non-diversified as a result of limiting its holdings to a relatively small number of positions.

Must be preceded or accompanied by a current prospectus.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. You cannot invest directly in an index.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments in the report for complete holding information.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Distributed by Quasar Distributors, LLC. 11/06

Intrepid Small Cap Fund

October 26, 2006

Eric Cinnamond
Small Cap Portfolio Manager

Dear Fellow Shareholders,

The Intrepid Small Cap Fund completed its first fiscal year of operations on September 30, 2006. During our first year we focused on initial purchases for the Fund. Frankly, it was a frustrating and difficult path as the small cap market remained expensive throughout the year. According to Bloomberg, the Russell 2000 is currently trading at 37x earnings - not a bargain by any means. For most of the year we combated high small cap valuations by holding above-average levels of t-bills and cash. This strategy hurt relative performance as the small cap market appreciated at higher rates than the approximate 5% being offered by t-bills. Despite a rising small cap market, our original plan was to remain patient, diligently search for attractive small cap investments, and withstand the pressures to get fully invested immediately.

As our fiscal year was coming to a close, we were notified that because the Fund’s name is the Intrepid “Small Cap” Fund, we were required to have the Fund invested in at least 80% small cap securities. Therefore, at the end of our fiscal year, we increased our purchases of existing securities in order to reach our mandate of being 80% invested. At the end of our fiscal year, we were 80.7% invested and in compliance. So what does this mean for you as shareholders? First, and most important, since the Fund has a larger percentage of its assets in small cap equities, the volatility of the Fund will increase. Second, since we increased the position sizes of the existing holdings in order to reach the 80% invested mandate, the risk associated with any particular holding in the fund has also increased.

We have recently reduced some of the position weights and plan on using the proceeds from these sales to purchase new ideas that we are currently in the process of valuing. Our goal is to increase the number of small cap holdings and reduce many of the above average position sizes.

With the operational explanations out of the way, how did the Fund do during its first fiscal year ended September 30, 2006? The Intrepid Small Cap Fund increased 5.14% during the year net of fees vs. the Russell 2000’s gain of 9.47%. Considering the large amount of cash and t-bills held for the year, we’re not surprised that the Fund lagged the small cap benchmarks. With that said, despite the recent investment of most of the Fund’s cash, we expect that the Fund will continue to have a low correlation to the major small cap indices, such as the Russell 2000.

Our low correlation to benchmarks is a result of our tendency to focus on positive absolute returns vs. attempting to mirror any particular small cap benchmark. In our search for positive absolute returns, we often invest in companies that are not widely followed and may not be in popular small cap funds or benchmarks. For example, you will not find the Fund’s largest holding, Mocon Inc, in the Russell 2000 or most small cap mutual funds. Unlike a fund that attempts to correlate itself with the Russell 2000, we purchased Mocon in an attempt to provide ourselves with an absolute positive return that we believe is sufficient considering the risks involved with owning this equity investment.

Intrepid Small Cap Fund

So how does Mocon make money? Mocon is the market leading manufacturer of permeation devices. Permeation devices measure the amount and type of air moving in and out of packaging. Mocon’s devices are essential for the food and packaging industry. Mocon generates meaningful free cash flow, has an above average dividend, and has a buyback program in place. In addition to being a market leader in the food and packaging industry, Mocon has been spending heavily on R&D in order to expand its product offerings. Furthermore, Mocon has a very strong balance sheet with no debt and $10 million in cash. Considering Mocon has a market cap of only $50 million, this $10 million in cash is meaningful. We’ve valued Mocon by discounting its expected free cash flows and believe Mocon is selling at a discount to our calculated valuation.
As 2006 comes to a close, we’ll be searching for more ideas like Mocon - a market leader, with above average profitability, strong free cash flows, and a solid balance sheet.

Sincerely,

Eric Cinnamond
Small Cap Portfolio Manager

Past performance is no guarantee of future results.

Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

The Fund is subject to special risks including volatility due to investments in small- and mid-cap stocks, high yield securities and is considered non-diversified as a result of limiting its holdings to a relatively small number of positions.

Must be preceded or accompanied by a current prospectus.

While the fund is no-load, management and other expenses still apply.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. You cannot invest directly in an index.

Correlation is defined as a relationship between two variables.

Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments in the report for complete holding information.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Distributed by Quasar Distributors, LLC. 11/06

Intrepid Funds

EXPENSE EXAMPLE
September 30, 2006 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2006 - September 30, 2006).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2006 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2006 -
	April 1, 2006	September 30, 2006	September 30, 2006
Actual	$1,000.00	$1,035.30	$9.95
Hypothetical (5% return
before expenses)	1,000.00	1,015.29	9.85
* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID SMALL CAP FUND
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2006 -
	April 1, 2006	September 30, 2006	September 30, 2006
Actual	$1,000.00	$1,023.40	$9.89
Hypothetical (5% return
before expenses)	1,000.00	1,015.29	9.85
* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Capital Fund

(Unaudited)
Total Return Based on a $10,000 Investment

This chart assumes an initial gross investment of $10,000 made on January 3, 2005 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 INDEX - A capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

RUSSELL 2000 TOTAL RETURN INDEX - An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.

MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX - Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks. The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

Average Annual Total Returns (for periods ended September 30, 2006)
		Since Inception
	1 Year	(01/03/05)
Intrepid Capital Fund	7.34%	3.11%
S&P 500 Index	10.79%	8.25%
Russell 2000 Index	9.92%	8.70%
Merrill Lynch U.S. High Yield Master II Index	7.93%	5.62%

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total investments)
September 30, 2006 (Unaudited)

INTREPID CAPITAL FUND

COMPONENTS OF PORTFOLIO HOLDINGS
Common Stock	$18,428,995	70%
Corporate Bonds	6,403,057	24%
Short-Term Investments	1,449,054	6%
Total	$26,281,106	100%

Intrepid Small Cap Fund

(Unaudited)
Total Return Based on a $10,000 Investment

This chart assumes an initial gross investment of $10,000 made on October 3, 2005 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

RUSSELL 2000 TOTAL RETURN INDEX - An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.

Total Returns (for periods ended September 30, 2006)
				Since
				Inception
	1 month	3 month	6 month	(10/03/05)
Intrepid Small Cap Fund	1.14%	3.04%	2.34%	5.14%
Russell 2000 Index	0.83%	0.44%	-4.61%	9.47%

Intrepid Small Cap Fund
ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total investments)
September 30, 2006 (Unaudited)

INTREPID SMALL CAP FUND

COMPONENTS OF PORTFOLIO HOLDINGS
Common Stock	$1,621,674	77%
U.S. Treasury Obligations	392,318	19%
Other Short-Term Investments	84,345	4%
Total	$2,098,337	100%

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
September 30, 2006

	Number of	Market
	Shares	Value
COMMON STOCKS - 66.18%
Auto Components - 2.86%
Bandag, Inc	22,945	$797,339
Beverages - 9.46%
Anheuser-Busch Companies, Inc.	16,345	776,551
The Coca-Cola Co.	16,530	738,560
Grolsch NV (b)	31,510	1,118,379
		2,633,490
Chemicals - 2.34%
Stepan Co.	22,320	652,414
Commercial Services & Supplies - 4.17%
Cintas Corp.	15,430	630,007
The ServiceMaster Co.	47,275	529,953
		1,159,960
Computers & Peripherals - 1.62%
Dell, Inc. (a)	19,760	451,318
Food Products - 2.20%
Sara Lee Corp.	38,120	612,588
Gas Utilities - 2.70%
Cascade Natural Gas Corp.	28,830	752,175
Health Care Providers & Services - 2.35%
Health Management Associates, Inc.	31,365	655,529
Hotels Restaurants & Leisure - 2.50%
International Speedway Corp. - Class A	13,985	697,012
Household Products - 3.08%
Oil-Dri Corporation of America	56,550	856,733
Insurance - 12.23%
Baldwin & Lyons, Inc.	15,925	385,704
Berkshire Hathaway, Inc. (a)	275	872,850
Horace Mann Educators Corp.	41,275	793,718
The St. Paul Travelers Companies Inc.	15,125	709,211

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2006

	Number of	Market
	Shares	Value
COMMON STOCKS - 66.18% (continued)
Insurance - 12.23% (continued)
XL Capital Ltd.	9,360	$643,032
		3,404,515
IT Services - 2.14%
Automatic Data Processing, Inc.	12,615	597,194
Media - 3.53%
The Walt Disney Co.	31,820	983,556
Personal Products - 2.80%
Alberto-Culver Co.	15,400	779,086
Pharmaceuticals - 6.04%
Merck & Co., Inc.	16,605	695,750
Mylan Laboratories, Inc.	48,940	985,162
		1,680,912
Specialty Retail - 3.84%
Limited Brands	40,345	1,068,739
Textiles, Apparel & Luxury Goods - 0.38%
Hanesbrands, Inc. (a)	4,765	107,260
Wireless Telecommunication Services - 1.94%
Telephone & Data Systems, Inc. - Special Shares	6,500	265,525
Telephone & Data Systems, Inc.	6,500	273,650
		539,175
TOTAL COMMON STOCKS
(Cost $16,973,679)		18,428,995

	Principal
	Amount
CORPORATE BONDS - 23.00%
Beverages - 1.77%
Cott Beverages USA, Inc.
8.000%, 12/15/2011	$482,000	494,050

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2006

	Principal	Market
	Amount	Value
CORPORATE BONDS - 23.00% (continued)
Cable - 1.55%
Mediacom LLC/Mediacom Capital Corp.
9.500%, 01/15/2013	$420,000	$431,550

Construction & Engineering - 1.54%
Blount, Inc.
8.875%, 08/01/2012	427,000	428,067

Diversified Financial Services - 2.14%
General Motors Acceptance Corporation
5.625%, 05/15/2009	610,000	595,209

Food And Kindred Products - 0.62%
Dean Foods Co.
8.150%, 08/01/2007	170,000	173,187

Food Products - 1.82%
General Mills, Inc.
3.875%, 11/30/2007	515,000	506,535

Hotels Restaurants & Leisure - 1.79%
Speedway Motorsports, Inc.
6.750%, 06/01/2013	501,000	498,495

IT Services - 1.37%
Certegy, Inc.
4.750%, 09/15/2008	393,000	380,789

Media - 1.79%
Adelphia Communications Corp.
9.875%, 03/01/2007 (c)	800,000	498,000

Multiline Retail - 1.65%
Dollar General Corp.
8.625%, 06/15/2010	433,000	460,063

Paper & Forest Products - 2.36%
Appleton Papers, Inc.
8.125%, 06/15/2011	655,000	658,275

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2006

	Principal	Market
	Amount	Value
CORPORATE BONDS - 23.00% (continued)
Real Estate - 2.34%
American Real Estate Partners
7.125%, 02/15/2013	$650,000	$650,000
Specialty Retail - 2.26%
Payless Shoesource, Inc
8.250%, 08/01/2013	615,000	628,837
TOTAL CORPORATE BONDS
(Cost $6,645,532)		6,403,057

	Number of
	Shares
SHORT-TERM INVESTMENTS - 5.20%
Money Market Funds - 5.20%
AIM STIC Prime Portfolio.	262,464	262,464
AIM STIT Treasury Portfolio	270,868	270,868
Fidelity Government Portfolio I	294,608	294,608
Fidelity Money Market Portfolio	270,868	270,868
SEI Daily Income Trust Treasury Fund	350,246	350,246
		1,449,054
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,449,054)		1,449,054
Total Investments - 94.38%
(Cost $25,068,265)		26,281,106
Other Assets in Excess of Liabilities - 5.62%		1,564,103
TOTAL NET ASSETS - 100.00%		$27,845,209
Percentages are stated as a percent of net assets.
(a) Non income producing.
(b) Foreign issued security.
(c) Defaulted security.

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS
September 30, 2006

	Number of	Market
	Shares	Value
COMMON STOCKS - 81.37%

Auto Components - 5.23%
Bandag, Inc.	3,000	$104,250

Beverages - 9.87%
Anheuser-Busch Companies, Inc.	1,600	76,016
Grolsch NV (b)	3,400	120,676
		196,692

Commercial Services & Supplies - 5.02%
The ServiceMaster Co.	8,925	100,049

Communications Equipment - 4.27%
Communications Systems, Inc.	9,120	85,181

Electronic Equipment & Instruments - 8.86%
Mocon, Inc.	18,281	176,594

Energy Equipment & Services - 0.44%
Tidewater, Inc.	200	8,838

Gas Utilities - 5.63%
Cascade Natural Gas Corp.	4,300	112,187

Health Care Equipment & Supplies - 4.88%
National Dentex Corp. (a)	4,950	97,267

Hotels Restaurants & Leisure - 5.48%
International Speedway Corporation	2,190	109,150

Household Durables - 3.31%
Virco Mfg. Corporation (a)	13,500	65,880

Household Products - 9.70%
Oil-Dri Corp of America	12,762	193,344

Insurance - 14.03%
Baldwin & Lyons, Inc.	4,915	119,041
Horace Mann Educators Corp.	8,350	160,571
		279,612

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2006

	Number of	Market
	Shares	Value
COMMON STOCKS - 81.37% (continued)
Paper & Forest Products - 4.65%
Louisiana-Pacific Corp.	4,935	$92,630
TOTAL COMMON STOCKS
(Cost $1,553,804)		1,621,674

SHORT-TERM INVESTMENTS - 23.92%
Money Market Funds - 4.23%
AIM STIT Treasury Portfolio	592	592
AIM STIT-STIC Prime Portfolio	459	459
Fidelity Government Portfolio I	37,689	37,689
Fidelity Money Market Portfolio	8,922	8,922
SEI Daily Income Trust Treasury Fund	36,683	36,683
		84,345

	Principal
	Amount
U.S. Treasury Bill - 19.69%
4.975%, 02/22/2007	$400,000	392,318

TOTAL SHORT-TERM INVESTMENTS
(Cost $476,663)		476,663
Total Investments - 105.29%
(Cost $2,030,467)		2,098,337
Liabilities in Excess of Other Assets - (5.29)%		(105,436)
TOTAL NET ASSETS - 100.00%		$1,992,901

Percentages are stated as a percent of net assets.
(a) Non income producing.
(b) Foreign issued security.

See notes to financial statements.

Intrepid Capital Fund

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006

ASSETS:
Investments, at market value
(Cost $25,068,265)	$26,281,106
Cash	3,557
Income receivable	135,015
Receivable for fund shares sold	200
Receivable for investment securities sold	1,516,605
Other assets	9,317
Total assets	27,945,800

LIABILITIES:
Payable for fund shares redeemed	4,503
Payable to Investment Adviser	21,829
Accrued expenses	74,259
Total liabilities	100,591
Total net assets	$27,845,209

NET ASSETS CONSIST OF:
Capital stock	$26,414,548
Accumulated undistributed net investment income	1,181
Accumulated undistributed net realized gain on investments	216,639
Unrealized appreciation on investments	1,212,841
Total net assets	$27,845,209

Shares outstanding (unlimited shares of no par value authorized)	2,735,880

Net asset value, offering and redemption price per share	$10.18

See notes to financial statements.

Intrepid Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES (continued)
September 30, 2006

ASSETS:
Investments, at market value
(Cost $2,030,467)	$2,098,337
Income receivable	2,037
Receivable from Adviser	9,345
Other assets	6,916
Total assets	2,116,635

LIABILITIES:
Payable for fund shares redeemed	23
Payable for investment securities purchased	88,402
Accrued expenses	35,309
Total liabilities	123,734
Total net assets	$1,992,901

NET ASSETS CONSIST OF:
Capital stock	$1,948,898
Accumulated net realized loss on investments	(23,867)
Unrealized appreciation on investments	67,870
Total net assets	$1,992,901

Shares outstanding (unlimited shares
of no par value authorized)	192,093

Net asset value, offering and
redemption price per share	$10.37

See notes to financial statements.

Intrepid Capital Fund

STATEMENT OF OPERATIONS
For the year ended September 30, 2006

INVESTMENT INCOME:
Dividend income (net of withholding tax of $3,708)	$380,640
Interest income	665,861
Total investment income	1,046,501

Advisory fees	272,173
Distribution (12b-1) fees	68,043
Shareholder servicing fees and expenses	50,409
Professional fees	39,748
Administration fees	35,244
Fund accounting fees	26,384
Federal and state registration	26,323
Insurance	18,365
Trustees fees and expenses	12,156
Reports to shareholders	9,360
Custody fees	6,152
Miscellaneous	2,379
Total expenses before Adviser reimbursement	566,736
Less fees and expenses reimbursed and waived by Adviser	(35,995)
Net expenses	530,741
Net investment income	515,760

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	222,248
Net change in unrealized appreciation on investments	1,208,851
Net realized and unrealized gain on investments	1,431,099
Net increase in net assets resulting from operations
$1,946,859

See notes to financial statements.

Intrepid Small Cap Fund

STATEMENT OF OPERATIONS(1) (continued)

INVESTMENT INCOME:
Dividend income (net of withholding tax of $282)	$19,119
Interest income	34,055
Total investment income	53,174

Advisory fees	14,154
Distribution (12b-1) fees	3,538
Shareholder servicing fees and expenses	19,603
Professional fees	27,166
Administration fees	32,215
Fund accounting fees	2,071
Federal and state registration	7,818
Insurance	489
Trustees fees and expenses	632
Reports to shareholders	560
Custody fees	2,407
Miscellaneous	862
Total expenses before Adviser reimbursement	111,515
Less fees and expenses reimbursed and waived by Adviser	(83,915)
Net expenses	27,600
Net investment income	25,574

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(23,836)
Net change in unrealized appreciation on investments	67,870
Net realized and unrealized gain on investments	44,034
Net increase in net assets resulting from operations	$69,608

(1) For the period October 3, 2005 (commencement of operations) through September 30, 2006.

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year	January 3, 2005(1)
	Ended	through
	September 30, 2006	September 30, 2005
OPERATIONS:
Net investment income	$515,760	$170,358
Net realized gain on investments	222,248	263,748
Net change in unrealized
appreciation on investments	1,208,851	3,990
Net increase in assets
resulting from operations	1,946,859	438,096

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(515,207)	(169,730)
From net realized gain	(269,357)	—
Total distributions	(784,564)	(169,730)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,533,627	26,883,513
Proceeds from shares issued to holders
in reinvestment of dividends	784,564	169,670
Cost of shares redeemed(2)	(4,220,931)	(835,895)
Net increase in net assets
from capital share transactions	97,260	26,217,288

TOTAL INCREASE IN NET ASSETS	1,259,555	26,485,654

NET ASSETS:
Beginning of period	26,585,654	100,000
End of period (including undistributed net
investment income of $1,181 and $628)	$27,845,209	$26,585,654

(1) Commencement of Operations.
(2) Net of redemption fees of $421 and $368, respectively.

See notes to financial statements.

Intrepid Small Cap Fund

STATEMENT OF CHANGES IN NET ASSETS (continued)

October 3, 2005(1)
through
September 30, 2006
OPERATIONS:
Net investment income	$25,574
Net realized loss on investments	(23,836)
Net change in unrealized appreciation on investments	67,870
Net increase in assets resulting from operations	69,608

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(25,725)
Total distributions	(25,725)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,162,357
Proceeds from shares issued to
holders in reinvestment of dividends	25,725
Cost of shares redeemed	(439,064)
Net increase in net assets
from capital share transactions	1,749,018

TOTAL INCREASE IN NET ASSETS	1,792,901

NET ASSETS:
Beginning of period	200,000
End of period (including undistributed
net investment loss of ($120))	$1,992,901
(1) Commencement of Operations.

See notes to financial statements.

Intrepid Capital Fund

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year	January 3, 2005(1)
	ended	through
	September 30, 2006	September 30, 2005
NET ASSET VALUE:
Beginning of period	$9.76	$10.00

OPERATIONS:
Net investment income(2)	0.19	0.07
Net realized and unrealized
gain (loss) on investment securities	0.52	(0.24)(3)
Total from operations	0.71	(0.17)

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.07)
From net realized gains	(0.10)	0.00
Total distributions	(0.29)	(0.07)

NET ASSET VALUE:
End of period	$10.18	$9.76

Total return	7.34%	-1.74%(4)
Net assets at end of period (000s omitted)	$27,845	$26,586

RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Before expense reimbursement	2.08%	3.08%(5)
After expense reimbursement	1.95%	1.95%(5)

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before expense reimbursement	1.76%	0.35%(5)
After expense reimbursement	1.89%	1.48%(5)
Portfolio turnover rate	24%	25%(4)

(1) Commencement of Operations.
(2) Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3) The amount shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
(4) Not annualized.
(5) Annualized.

See notes to financial statements.

Intrepid Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
October 3, 2005(1)
through
September 30, 2006
NET ASSET VALUE:
Beginning of period	$10.00

OPERATIONS:
Net investment income(2)	0.14
Net realized and unrealized
gain on investment securities	0.37
Total from operations	0.51

LESS DISTRIBUTIONS:
From net investment income	(0.14)
Total distributions	(0.14)

NET ASSET VALUE:
End of period
Total return	$10.37
Net assets at end of period (000s omitted)	5.14%(3)
$1,993
RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Before expense reimbursement	7.88%(4)
After expense reimbursement	1.95%(4

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before expense reimbursement	-4.12%(4
After expense reimbursement	1.81%(4
Portfolio turnover rate	22%(3

(1) Commencement of Operations.
(2) Net investment income per share is calculated using the ending balances prior toconsideration or adjustment for permanent book-to-tax differences.
(3) Not annualized.
(4) Annualized.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
September 30, 2006

1.	ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”), was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Trust consists of two series (the “Funds”): Intrepid Capital Fund and Intrepid Small Cap Fund. The Intrepid Capital Fund commenced operations on January 3, 2005 and the Intrepid Small Cap Fund commenced operations on October 3, 2005.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Valuation of Securities
The Funds’ securities that are listed on national securities exchanges are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively “Nasdaq traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq traded securities for which there is no NOCP are valued at the most recent bid price. Other securities are valued by an independent pricing service at the most recent bid price, if market quotations are readily available. Short-term investments are stated at amortized cost, which approximates fair value. The valuation of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity quality, general market conditions or an appropriate matrix utilizing similar factors. Any securities for which there are no readily available market quotations will be valued at a price determined in good faith by the Board of Trustees.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2006

Securities Transactions and Investment Income
The Funds record security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy
Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Organization and Offering Costs
Organization and offering costs consist of costs incurred to establish the Trust and enable it legally to do business. These expenses were paid by the Adviser. Prepaid initial registration expenses are deferred over the period of benefit not to exceed twelve months.

Federal Income Taxes
The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

New Accounting Pronouncement
In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the fund would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and the impact of this standard on the Funds’ financial statements has not yet been determined.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2006

3.	INVESTMENT ADVISER

The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on the Fund’s average daily net assets in excess of $500 million.

The Adviser has agreed to waive, through September 30, 2007, its management fee and/or reimburse the other expenses of the Funds, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.95% of the Fund’s average daily net assets. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. At September 30, 2006, $165,508 and $83,915 was available for potential recoupment in the Intrepid Capital Fund and Intrepid Small Cap Fund, respectively.

4.	DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Funds.

Quasar Distributors, LLC serves as the distributor to the Funds. Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the period ended September 30, 2006 were as follows:
	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Intrepid Capital Fund	$5,837,398	$5,677,343	—	—
Intrepid Small Cap Fund	$1,711,576	$133,843	—	—

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2006

6.	CAPITAL SHARE TRANSACTIONS

		Intrepid	Intrepid	Intrepid
		Capital Fund	Capital Fund	Small Cap Fund
		Year Ended	Period Ending	Period Ended
		September 30,	September 30,	September 30,
		2006	2005(1)	2006(2)
	Shares sold	360,355	2,781,888	212,700
	Shares issued to holders
	in reinvestment of dividends	79,942	17,375	2,522
	Shares redeemed	(427,564)	(86,116)	(43,129)
	Net increase in shares	12,733	2,713,147	172,093
	Shares outstanding:
	Beginning of period	2,723,147	10,000	20,000
	End of period	2,735,880	2,723,147	192,093

(1)	Fund commenced operations on January 1, 2005.
(2)	Fund commenced operations on October 3, 2005.

7.	FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal period ended September 30, 2006 are as follows:
	September 30, 2006		September 30, 2005
	Ordinary	Long-Term	Ordinary
	Income	Capital Gains	Income
Intrepid Capital Fund	$784,564	—	$169,730
Intrepid Small Cap Fund	25,725	—	—
On the Statement of Assets and Liabilities the following adjustments were made for permanent tax adjustments:
	Accumulated	Undistributed
	Net Realized	Net Investment	Paid-in
	Gains/Losses	Income/Loss	Capital
Intrepid Capital Fund	—	—	—
Intrepid Small Cap Fund	$(31)	$151	$(120)
The permanent differences primarily relate to excise tax expense, foreign currency gain reclassifications and a return of capital distribution.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2006

As of September 30, 2006, the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Small Cap Fund
Cost of investments	$25,068,265	$2,030,552

Unrealized appreciation	$1,927,574	$93,196
Unrealized depreciation	(714,733)	(25,411)
Net unrealized appreciation	$1,212,841	$67,785

Undistributed ordinary income	18,258	—
Undistributed long-term capital gain	199,562	—
Distributable income	$217,820	$—

Other accumulated earnings	—	(23,782)
Total accumulated earnings	$1,430,661	$44,003

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.
At September 30, 2006, Intrepid Small Cap Fund had a post-October capital loss of $23,782.

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
Intrepid Capital Management Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of Intrepid Capital Fund and Intrepid Small Cap Fund (the “Funds”) (two of the portfolios constituting Intrepid Capital Management Funds Trust) as of September 30, 2006 and the related statements of operations, statement of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intrepid Capital Fund and Intrepid Small Cap Fund as of September 30, 2006, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective stated periods are in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI November 28, 2006

Intrepid Funds

ADDITIONAL INFORMATION
September 30, 2006 (Unaudited)

Disclosure Regarding Fund Trustees and Officers
# of
		Term of		Portfolios
		Office and		in Fund	Other
	Position(s)	Length		Complex	Director/
	Held with	of Time	Principal Occupation	Overseen	Trustee
Name, Age and Address	the Trust	Served	During Past Five Years	by Trustee	Positions
Independent Trustees
John J. Broaddus, 56	Trustee	Indefinite	Vice President of	2	None
c/o Intrepid Capital		Term	Development, Sunnyside
Management Funds Trust		since	Communities (a retirement
3652 South Third Street,		November	community) (1999-present).
Suite 200		2004
Jacksonville Beach, FL 32250

Roy F. Clarke, 66	Trustee	Indefinite	Retired dentist and private	2	None
c/o Intrepid Capital		Term	investor (2001-present);
Management Funds Trust		since	Owned and operated a
3652 South Third Street,		November	dentistry office (1967-
Suite 200		2004	2001).
Jacksonville Beach, FL 32250

Peter R. Osterman, 58	Trustee	Indefinite	Chief Financial Officer,	2	None
c/o Intrepid Capital		Term	W&O Supply, Inc. (a
Management Funds Trust		since	distribution company)
3652 South Third Street,		November	(2001-present); Owned
Suite 200		2004	L.K. Erectors, Inc. (a
Jacksonville Beach, FL 32250			construction company)
(2000-2001).

Ed Vandergriff, 57	Trustee	Indefinite	President, Development	2	None
c/o Intrepid Capital		Term	Catalysts (a real estate
Management Funds Trust		since	finance and development
3652 South Third Street,		November	company) (2000-present).
Suite 200		2004
Jacksonville Beach, FL 32250

Interested Trustees
Mark F. Travis, 44	Trustee,	Indefinite	President, Intrepid Capital	2	None
c/o Intrepid Capital	President	Term	Management Inc. (1995-
Management Funds Trust	and	since	present); Chief Executive
3652 South Third Street,	Treasurer	November	Officer, Intrepid Capital
Suite 200		2004	Management Inc. (2003-
Jacksonville Beach, FL 32250			present).

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2006 (Unaudited)

# of
		Term of		Portfolios
		Office and		in Fund	Other
	Position(s)	Length		Complex	Director/
	Held with	of Time	Principal Occupation	Overseen	Trustee
Name, Age and Address	the Trust	Served	During Past Five Years	by Trustee	Positions
Officers
Donald White, 45	Secretary	Indefinite	Chief Financial Officer,	N/A	N/A
c/o Intrepid Capital		Term	Intrepid Capital
Management Funds Trust		since	Management Inc. (2003-
3652 South Third Street,		November	present); Independent
Suite 200		2004	Business Consultant (2002-
Jacksonville Beach, FL 32250			2003); Vice President of
Finance & Operations,
MunicipalTrade.com
(2000-2002).

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2006 (Unaudited)

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund and Intrepid Small Cap Fund designate $0 and $0, respectively (100%) of total distributions paid during the fiscal year ended September 30, 2006 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund and Intrepid Small Cap Fund designate 58.33% and 75.61%, respectively of their ordinary income distributions for the period ended September 30, 2006, as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the period ended September 30, 2006, 51.5% and 67.6% of Intrepid Capital Fund and Intrepid Small Cap Fund dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Additional Information Applicable to Foreign Shareholders Only

The Intrepid Capital Fund and Intrepid Small Cap Fund hereby designate 55.19% and 63.94%, respectively of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund hereby designates 34.33% of its ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.966.3863. You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. Once filed, the information is available without charge, upon request, by calling 1.866.966.3863 and on the SEC’s website (http://www.sec.gov).

Investment Adviser
Intrepid Capital Management Inc.
3652 South Third Street,
Suite 200 Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302 Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street Milwaukee, WI 53202

Shareholder/Investor Information
1.866.966.3863
www.intrepidcapitalfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2006	FYE 09/30/2005
Audit Fees	$38,000	$18,500
Audit-Related Fees	-	-
Tax Fees	$6,300	$3,000
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2006	FYE 09/30/2005
Registrant	$6,300	$3,000
Registrant’s Investment Adviser	$23,000	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Intrepid Capital Management Funds Trust

By (Signature and Title) /s/ Mark F. Travis
                                                 Mark F. Travis, President

Date December 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Mark F. Travis
                                                   Mark F. Travis, President

Date December 5, 2006

By (Signature and Title)* /s/ Mark F. Travis
                                                   Mark F. Travis, Treasurer

Date December 5, 2006

* Print the name and title of each signing officer under his or her signature.